CONFIDENTIAL SEPARATION AGREEMENT,
                          WAIVER AND RELEASE OF CLAIMS

         This Confidential Separation Agreement, Waiver and Release of Claims ("Agreement") is entered into on this 5th day of December, 1996, by and between STEVEN MARGOLIS, residing at 5730 N.W. 38th Avenue, Boca Raton, Florida 33496 (hereinafter "Margolis") and USA Finance, Inc., formerly known as "LMI Acquisition Corp.," a Delaware corporation, with its principal place of business located at 1111 Park Centre Boulevard, Suite 300, Miami, Florida 33169, and its subsidiaries, National-Wide Premium Finance Corp., Gold Coast Finance, Inc. and Contract Funding Corp. (hereinafter collectively referred to as "Company").

         WHEREAS, Margolis entered into an employment agreement to be Chief Operating Officer of Company, and

         WHEREAS, certain disputes have arisen between Margolis and the Company, and

         WHEREAS, by mutual agreement of the parties hereto, Margolis desires to voluntarily resign from employment with Company, terminate the employment agreement dated March 28, 1996, resign all offices and directorships he holds with Company, and modify the Stockholders Agreement dated March 28, 1996, effective with the date of this Agreement, and

         WHEREAS, the parties to this agreement desire to reach a mutually satisfactory understanding to execute mutual releases and to fully and finally resolve any and all existing controversies and claims between them:

         NOW, THEREFORE, with the intent to be legally bound, and in consideration for the provisions and mutual undertakings herein contained, plus other good and valuable consideration, the parties agree as follows:

         1. The above recitals, including the recital of consideration, are true and correct and are incorporated into the substantive provisions of this agreement.

         2. Margolis' employment will terminate effective with the close of business on the date he signs this Agreement. At that time, Margolis shall resign his position as Chief Operating Officer of Company and resign from all corporate offices, committee positions and directorships he holds with Company and any parent, subsidiary or affiliate of Company.

         3. Margolis shall receive, as consideration for the covenants not to compete or solicit contained in paragraph 10 of this agreement, six payments of $7,666, payable on the first working day of each month commencing on January 3, 1997, and continuing for the period through and including June 2, 1997. Margolis shall receive fully paid group medical benefits (also covering his wife) on the same basis as if he remained actively employed with the Company through December 31, 1997, at which time Margolis shall be advised of his rights to continue said group medical insurance benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA).

         4. Upon the execution of this Agreement, Margolis acknowledges that the Stockholders' Agreement dated March 28, l996 has been terminated and that he and the other parties to that Agreement shall enter into an Amended and Restated Stockholders' Agreement subject to the terms contained in Exhibit "A" attached hereto and made a part hereof.

         5. Upon the execution of this Agreement by the parties, Margolis will be repaid the $25,000 he previously loaned to the Company.

         6.a Upon the execution of this Agreement, Margolis acknowledges that all of his rights to stock options under the Employment Agreement dated March 28, 1996 have terminated. The Company shall grant to Margolis the option to purchase 100,000 shares of its Common Stock

(the "Option Shares") subject to the terms of the Option Agreement attached hereto and made a part hereof as Exhibit "B".

         6.b Margolis acknowledges that as of the date of this Agreement he is the beneficial and record owner of 460,000 shares of common stock (the "Common Shares"), as well as shares of the Company's Series B $3.00 Convertible Preferred Stock (the "Series B Preferred Stock") which convert into 66,667 shares of the Company's common stock pursuant to the terms of a Certificate of Designation of Series B $3.00 Convertible Preferred Stock of LMI Acquisition Corp. filed with the State of Delaware, Secretary of State on March 20, 1996 (the "Certificate of Designation") and those Common Stock Purchase Options to purchase 100,000 shares of the Company's Common Stock (the "Options") as identified in paragraph 6(a) above. With the exception of the Common Shares, Series B Preferred Stock and Options granted herein, Margolis represents and warrants that he neither owns nor has the right to acquire any additional securities of the Company from the Company or from any third party.

         6.c The Company is in the process of preparing a Registration Statement on Form SB-2 (the "Registration Statement") to file with the Securities and Exchange Commission for the purpose of, among other things, registering for resale purposes shares held by certain existing security holders of the Company. The Company has agreed to grant registration rights to Margolis in connection with the resale of shares of common stock issuable upon conversion of the Series B Preferred Stock in the manner set forth hereafter:

                   i. The Company has agreed to include the resale of the shares issuable upon the conversion of the Series B Preferred Stock (the "Shares") in accordance with the Registration Statement identified above. The Company's obligation in this regard shall extend only to the inclusion of the Shares in a Registration Statement filed under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission ("SEC"). The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Shares or to otherwise assume any responsibility for the manner, price or terms of the distribution or sale of the Shares under the Act.

                   ii. All expenses incurred by the Company in connection with preparing and filing the Registration Statement shall be borne by the Company. Fees and expenses associated with the sale of the Shares shall be borne by Margolis.

                   iii. In connection with the Registration Statement filed hereunder, Margolis will furnish to the Company in writing such information with respect to the securities held by him, and the proposed distribution by him as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including his Shares in the Registration Statement. Margolis also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not materially misleading in light of the circumstances then existing. Margolis shall indemnify and hold harmless the Company from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement or prospectus or any omission to state in such Registration Statement or prospectus a material fact that is required to be stated therein or that is necessary to make any statement contained therein not materially misleading in light of the circumstances under which they were made, that is based upon information furnished to the Company by Margolis or on Margolis' behalf for use in such Registration Statement or prospectus.

                   iv. In connection with such registration, Margolis agrees not to effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a prospectus. At the end of any period during which the Company is obligated to keep a registration statement current, Margolis shall discontinue sales of Shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the Shares covered by such Registration Statement which remain unsold, and Margolis shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         7. In consideration for the stock options granted herein, continued medical insurance benefits, release of claims and modification of the non-competition convenants previously entered into by Margolis, the adequacy of which he acknowledges, Margolis, on behalf of himself, his family, his heirs, representatives, estate, successors and assigns, does hereby irrevocably and unconditionally remise, release and forever discharge Company, and its parents, subsidiaries, affiliates, directors, officers, agents, employees and any employee benefit plans sponsored by Company or its subsidiaries or affiliates (hereinafter severally and collective referred to as "Releasees") from any and all liabilities, demands, acts, causes of action, damages or claims, known or unknown, that Margolis has or may have against any of the Releasees for any actions up to and including the date of this Agreement, and the continuing effects thereof, it being the intention of Margolis to affect a general release of all such claims except those relative to any alleged breach of this Agreement or the exhibits hereto by Company. This release pertains but is not limited to any and all claims which were asserted, or could have been asserted by Margolis or on his behalf, arising out of his employment and directorship with the Company or any subsidiary or affiliate, or termination thereof, including but not limited to, claims arising under federal, state, and/or local laws prohibiting employment discrimination, including but not limited to Title VII of the Civil Rights Act of 1964, as amended; Age Discrimination In Employment Act, as amended; the Florida Civil Rights Act; the Metropolitan Dade County Ordinance on Human Relations; the Employee Retirement Income Security Act of 1974 as amended; the Americans with Disabilities Act; and all state or federal common law or statutory law governing contract, torts and any claims for attorneys' fees under these acts or any other law.

         8. Company, its parents, subsidiaries, affiliates, directors, officers, agents and employees do hereby irrevocably and unconditionally remise, release and forever discharge Margolis from any and all liabilities, demands, acts, causes of action, damages or claims, known or unknown, that they have or may have against Margolis for any and all liabilities, demands, acts, causes of action, damages or claims which the Company may have against Margolis for any actions up to and including the date of this Agreement, and the continuing effects thereof, it being the intention of the Company to affect a general release of all such claims except those relating to any alleged breach of Margolis' obligations under this Agreement, including but not limited to those contained in paragraphs 9, 10 and 11.

         9. Margolis acknowledges that during his association with Company he has been brought into contact with business plans, methods of operation, advertising, sales and marketing materials, marketing strategies, records, product development plans, strategic plans, trade secrets, customer sales analysis, invoices, price list information or samples (collectively referred to as "confidential information") regarding Company which have been disclosed to him and known to him as a consequence of his employment relationship with Company. Margolis agrees that he shall not in any manner, directly or indirectly, use, for his benefit or the benefit of others, any confidential information nor will he disclose to any third party whatsoever, or use for any purpose, any such confidential information. Further, Margolis agrees that he will not disparage or comment negatively upon the Company, its parent, subsidiaries or affiliates, or any officer, employee, shareholder, director or agent of any of these organizations. Nothing contained in this paragraph is intended to restrict or limit Margolis' use of general knowledge or information in the public domain, or knowledge or information he possessed prior to his employment with Company.

         10. For a period of six (6) months from the date of the last payment, as described in Paragraph 3 herein, Margolis shall not under any circumstances, directly or indirectly solicit any employee of the Company, or indirectly induce or attempt to influence any employee of Company to leave the employ of the Company. For a period of six (6) months from the date of the last payment, as described in Paragraph 3 herein, Margolis shall not under any circumstances, directly or indirectly, solicit any customers of the Company to do business with any other business involved in insurance premium financing. Margolis further acknowledges that while employed with the Company he was exposed to trade secrets, valuable confidential business information, had substantial relationships with specific existing and prospective customers of the Company, and that in order to protect the legitimate business interests of the Company, it is necessary for him to enter into the following restrictive covenant:
Margolis agrees that for a period of six (6) months from the date of the last payment, as described in Paragraph 3 herein, Margolis will not become engaged in either as a principal, partner, director, officer, agent, employee, consultant, or independent contractor, perform any services for remuneration or otherwise be financially interested in any business located within the United States that is primarily involved in insurance premium financing. However, nothing contained in this Agreement shall prevent Margolis from holding for investment no more than five (5%) percent of any class of equity securities of a company whose securities are traded on a national security exchange. Margolis warrants and represents that, based upon his prior experience with the Company and in the financial services industry, the restrictive covenant which he has entered into is reasonably necessary to protect the legitimate business interests of the Company and that, as of the date in which he has entered into this Agreement, he has not done any acts nor has he any current intentions and has made no plans to do anything that are proscribed by the non-competition and non-solicitation provisions contained above.

         11. Margolis agrees that the terms set forth in this Agreement are confidential and that he is not to disclose the terms and amounts paid to him under this Agreement to any person with the exception of his attorneys, accountants and immediate family members.

         12. Margolis acknowledges that a breach of or a violation of the covenants contained in Paragraphs 9, 10 and 11 above will have an irreparable, material and adverse effect upon the Company, that damages arising from any such breach or violation may be difficult to ascertain and that the Company will lack an adequate remedy at law. Therefore, Margolis acknowledges that the Company will be entitled to obtain an injunction from any court having jurisdiction over him and the Company to enjoin Margolis from any further violation of this Agreement and to enforce his specific performance of the covenants contained herein. In the event of a proven breach, Margolis agrees to the entry of such an injunction or order for specific performance and to pay all reasonable attorneys' fees and costs incurred by the Company in obtaining said injunction.

         13. Margolis further agrees, promises and covenants that neither he, nor any person, organization or any other entity acting on his behalf or with his consent, will charge, claim, sue or cause or permit to be filed, charged, or claim, any action for damages or other relief (including injunctive, declaratory, monetary relief or other) against Company, except for a default or breach of this Agreement and the exhibits thereto, nor will Margolis voluntary assist others in bringing such actions against Company, involving any matter occurring in the past up to the date of this Agreement, whether or not it is related to his employment with Company or involving and based upon any claims, demands, causes of action, obligations, damages or liabilities which are the subject of this Agreement. In the event Margolis breaches or files any lawsuit or administrative action contrary to the release contained in Paragraph 4 herein, such conduct will constitute a breach of this Agreement, thereby terminating any further duty of Company to make the severance payments and continuation of insurance as set forth in Paragraph 3 herein, and shall obligate Margolis to repay any monies paid to him (including all severance payments) and the value of any fringe benefits paid to him under this Agreement.

         14. Margolis agrees to make himself readily available, upon reasonable notice to him, to assist the Company in matters requiring his experience and expertise or to answer questions regarding matters occurring during his tenure at the Company. Margolis agrees that he will, through June 30, 1997, make himself available on the above-stated basis to the Company without any additional compensation.

         15. Margolis acknowledges and agrees that the terms of this Agreement were reached after extensive negotiations with his attorney, Mark Pachman, that he has had a full and complete opportunity to discuss this Agreement with an attorney of his own choosing, that in executing this Agreement he does not rely and has not relied upon any statement or representation made by or on behalf of the Company by any of its officers, agents, employees or attorneys, and that he is acting on his own free will. Margolis further acknowledges and agrees that he has entered into this Release knowingly and voluntarily, intending to be legally bound, having had a full and complete opportunity to consider the terms thereof.


         16. Margolis acknowledges that he has received this Separation Agreement on December 5, 1996, and that he understands that he has twenty-one
(21) days after the foregoing date within which to consider this Release of Claims before signing it. If Margolis signs and returns this document prior to the twenty-first day, he does so voluntarily, waiving his right to the full twenty-one (21) day period. Margolis acknowledges that he has been advised to consult with an attorney of his choosing and that he has in fact consulted with attorney Mark Pachman before signing this Release of Claims. Margolis acknowledges and understands that for a period of seven (7) days after he signs this Agreement that he may revoke or cancel it by written notification to Steve Michaelson at the Company, and that this Release of Claims will not become effective until that seven (7) day period has passed.

         17. Margolis acknowledges and agrees that his full-time employment and directorship with Company has ended, that he waives all claims to be reinstated, that he will never knowingly apply for employment with Company and that he will not be so employed.

         18. This Agreement shall not in any way be construed as an admission by either party of any acts of wrong doing whatsoever against the other party or any other person on the part of itself, its owners, managers, employees or agents.

         19. Margolis acknowledges that the amounts, benefits and representations set forth in this Agreement constitute a full and complete satisfaction of any and all claims by him of any kind and nature whatsoever from the Company or any parent, affiliate or subsidiary, and that neither the Company nor any parent, affiliate, subsidiary or successor will be obligated in any way to provide his with future employment, compensation, benefits stock rights or stock options other than those specifically provided herein.

         20. If any provision of this Agreement is construed to be invalid, illegal or unenforceable in any respect, the remainder of the Agreement shall not be effected, and the remaining provisions of this Agreement shall be given full force and effect without regard to the invalid, illegal or unenforceable portions.

         21. This Agreement shall be governed in all respects by the laws of the State of Florida. Venue for all legal actions resulting from this Agreement, or an alleged breach thereof, shall be in Dade County, Florida.

         22. In any action for breech of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.

         IN WITNESS WHEREOF, Margolis and the Company have executed this Agreement intending to be legally bound hereby.

   WARNING: THIS DOCUMENT CONTAINS A RELEASE OF ALL CLAIMS KNOWN AND UNKNOWN.


 Witness:

/s/ Roberta Margolis                        /s/ Steven Margolis
----------------------------------          -----------------------------------
                                                STEVEN MARGOLIS

Date: December 5, 1996
----------------------------------

Attest: /s/ Barry D. Zimmerman              USA FINANCE, INC.
----------------------------------

                                            By: /s/ Stephen Michaelson
                                                -------------------------------
                                                Signature Stephen Michaelson
                                                         ----------------------
                                                Name:  Stephen Michaelson
                                                     --------------------------
                                                Title: CEO
                                                      -------------------------

Date: 12/5/96
----------------------------------

Attest: /s/ Barry D. Zimmerman              NATIONAL-WIDE PREMIUM FINANCE CORP.
----------------------------------
                                            By: /s/ Stephen Michaelson
                                                -------------------------------
                                                Signature Stephen Michaelson
                                                         ----------------------
                                                Name:  Stephen Michaelson
                                                     --------------------------
                                                Title: CEO
                                                      -------------------------

Date: 12/5/96
----------------------------------


Attest: /s/ Barry D. Zimmerman              GOLD COAST FINANCE, INC.
----------------------------------
                                            By: /s/ Stephen Michaelson
                                                -------------------------------
                                                Signature Stephen Michaelson
                                                         ----------------------
                                                Name:  Stephen Michaelson
                                                     --------------------------
                                                Title: V.P.
                                                      -------------------------

Date: 12/5/96
----------------------------------


Attest: /s/ Barry D. Zimmerman              CONTRACT FUNDING CORP.
----------------------------------
                                            By: /s/ Stephen Michaelson
                                                -------------------------------
                                                Signature Stephen Michaelson
                                                         ----------------------
                                                Name:  Stephen Michaelson
                                                     --------------------------
                                                Title: V.P.
                                                      -------------------------

Date: 12/5/96
----------------------------------